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                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549
                           FORM 8-K/A
                        CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report April 26, 2000

                     SBI Communications, Inc
      (Exact name of registrant as specified in its charter)
 ..............................................................................
 ..............................................................................
             Delaware          0-28416        58-1700840
(State or other jurisdiction   (Commission    (IRS Employer
   of incorporation)         File Number)    Identification)

    1239 South Glendale Avenue - Glendale California 91205
         (Address of principal executive offices)   (Zip Code)

                      (818) 550-6181
    Registrant's telephone number, including area code
 ..............................................................................
 ..............................................................................

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Item 5. OTHER EVENTS
Agreement with Iceberg Industries to market Iceberg Water.
SBI shall provide continuous nationwide tele-marketing and Internet/World
Wide Web marketing of the Product by means of all forms of media marketing services, including by way of illustrarion and not limitation, Broadcast, cable and satellite television, telephone solicitation, direct mail solicitation, Internet and world wide web advertising, tollfree inbound telemarketing, mail order print advertising, catalogue advertising, print direct response, television commercials (both long and short form commercials), informercial, video and promotional materials, direct sales, direct broadcast marketing. Also, the retail or after market.


                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SBI has duly caused this statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: July 20, 2000                 SBI Communications, Inc.
                                     By: /s/ Ron Foster
                                    -----------------------
                                    Ron Foster, Chairman